SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)


      Marshall Islands                      000-51366             98-0453513
-----------------------------      -------------------------   -----------------
(State or other jurisdiction        (Commission File Number)    (IRS employer
 of incorporation or organization)                           identification no.)


   29 Broadway, New York, New York                                     10006
-----------------------------------------                          -------------
(Address of principal executive offices)                             (Zip Code)



(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01.        Regulation FD

On July 20, 2005, the Registrant issued a press release announcing the delivery of its tenth vessel. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 25, 2005
                                             EAGLE BULK SHIPPING INC.


                                             By: /s/ Sophocles N. Zoullas
                                                 -------------------------
                                                     Sophocles N. Zoullas
                                                     Chief Executive Officer
                                                     and President



25083.0001 #589110

                                                                    Exhibit 99.1
                                                                    ------------

Media and Investor Contact
Jon Morgan
Kekst and Company
212-521-4800


            EAGLE BULK SHIPPING, INC. TAKES DELIVERY OF TENTH VESSEL

            -- Handymax Carrier The Sparrow Joins Eagle Bulk Fleet --


New York, NY, July 20, 2005 -- Eagle Bulk Shipping Inc. (NASD: EGLE), the largest U.S. based owner of Handymax dry bulk vessels, today announced that it has taken delivery of its tenth vessel, the Sparrow, a 48,225 dwt Handymax dry bulk carrier built 2000. The vessel will immediately begin service under a time charter at the rate of $22,500 per day, expiring between November 2006 and February 2007.

Sophocles N. Zoullas, Chairman and Chief Executive Officer, commented, "The Sparrow is the second vessel Eagle has taken delivery of since its initial public offering, as we continue to enhance our ability to benefit from the growing global demand for dry bulk shipping. The addition of the Sparrow is consistent with our strategy of managing and expanding our fleet in a manner that enables us to deliver attractive returns and dividends to our stockholders."

The addition of the Sparrow follows the company's previous delivery, on June 30, 2005, of the Peregrine, a 50,913 dwt Supramax bulk carrier built 2001, which began service under a time charter rate of $24,000 per day, expiring between October 2006 and January 2007.

Forward Looking Statement
-------------------------

Matters discussed in this release may constitute forward-looking statements. Forward-looking statements reflect our current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this release are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward- looking statements include performance by our customers of their charter contracts with us, the strength of world economies and currencies, general market conditions, including changes in charter rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our operating expenses, including drydocking and insurance costs, or actions taken by regulatory authorities, potential liability from pending or future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.

Risks and uncertainties are further described in the Registration Statement on Form S-1, as amended, reports filed by Eagle Bulk Shipping Inc. with the United States Securities and Exchange Commission.

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